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               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     SUPPLEMENT
                        TO PROSPECTUSES DATED May 1, 1998


                     SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)

                                        ***

The third sentence of footnote 2 to the Fund Expenses Table in the Prospectuses is amended to read as follows:

Through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for the DelCap Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, Convertible Securities Series and Global Bond Series; and 0.80% for all other Series.


                              Supplement Dated October 30, 1998